Exhibit 10.17

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 1 dated as of December 2, 2013 (this “Amendment”), to the SECOND LIEN CREDIT AGREEMENT dated as of August 30, 2013 (the “Credit Agreement”), among LSF8 Gypsum Holdings Company, LLC, a Delaware limited liability company (“Holdings”), Continental Building Products LLC, a Delaware limited liability company (the “Borrower”), the Subsidiary Guarantors party hereto, the several banks and other financial institutions or entities from time to time party thereto (collectively, the “Existing Lenders” and, individually, an “Existing Lender”), and Credit Suisse AG, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”).

A. Pursuant to the Credit Agreement, the Existing Lenders have extended credit to the Borrowers.

B. The Borrowers have requested that the Existing Lenders amend certain provisions of the Credit Agreement as set forth herein, and the Existing Lenders whose signatures appear below, constituting the Required Lenders under the Credit Agreement, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

C. The Borrower has requested that the persons set forth on Schedule I hereto (the “Additional Term Lenders” and, together with the Existing Lenders, the “Lenders”) make Incremental Term Loans to the Borrower in the form of additional Loans in an aggregate principal amount of $35,000,000 (the “Additional Term Loans”) on the Amendment Effective Date.

D. The Additional Term Loans shall constitute additional Closing Date Loans under the Credit Agreement and, after giving effect to this Amendment, shall have the same terms as, and become part of the same Class of Loans as, the Closing Date Loans.

E. Each Additional Term Lender is willing to make the Additional Term Loans on the Amendment Effective Date on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings given to them in the Credit Agreement (as amended hereby). The rules of interpretation set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2. Amendment to the Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order therein:

“2013 First Lien Incremental Term Loans”: the First Lien Term Loans incurred pursuant to the First Lien Amendment No. 1 on the First Amendment Effective Date.

“2013 Second Lien Incremental Term Loans”: the Loans incurred pursuant to the First Amendment on the First Amendment Effective Date.

“First Amendment”: the Incremental Assumption Agreement and Amendment No. 1 dated as of December 2, 2013, among the Borrower, Holdings, the Subsidiary Guarantors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date”: December 2, 2013.

“First Lien Amendment No. 1”: the Incremental Assumption Agreement and Amendment No. 1 to the First Lien Credit Agreement dated as of December 2, 2013, among the Borrower, the Canadian Borrower, Holdings, the Subsidiary Guarantors party thereto, the First Lien Administrative Agent and the lenders party thereto.

“Special Distribution”: a one-time cash dividend or distribution paid on the First Amendment Effective Date or shortly thereafter by the Borrower, directly or indirectly through Holdings, in an aggregate amount not to exceed $130,000,000.

(b) The first paragraph of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Margin”: the rate per annum equal to (a) for ABR Loans, 6.75% and (b) for Eurodollar Loans, 7.75%; provided that (i) if the Borrower has achieved a public corporate credit rating of at least B2 by Moody’s and B by S&P, in each case with a stable or better outlook, and for so long as such ratings are maintained, the Applicable Margin with respect to the Loans shall be reduced by 0.25% and (ii) after the consummation of an IPO and for as long thereafter as the Capital Stock of a Permitted Holding Company remains publicly traded, upon the satisfaction of a Margin Stepdown Condition (as determined by reference to the applicable Compliance Certificate delivered pursuant to Section 5.2(b)) and for so long as such Margin Stepdown Condition shall remain satisfied, the Applicable Margin shall be reduced by 0.50% (in addition to any reduction pursuant to clause (i) hereof).

(c) The definition of “First Lien Credit Agreement” in Section 1.1 of the Credit Agreement is hereby amended by inserting “, as amended by the First Lien Amendment No. 1,” immediately following “and the other agents party thereto”.

(d) The definition of “Interest Period” in Section 1.1 of the Credit Agreement is hereby amended by inserting “or, with respect to the first Interest Period in respect of the 2013 Second Lien Incremental Term Loans, a different duration, if all Additional Term Lenders (as defined in the First Amendment) agree to make such Interest Period available)” immediately following “(or, if made available by all participating Lenders, 12 months”.

(e) The definition of “Loans” in Section 1.1 of the Credit Agreement is hereby amended by inserting “or pursuant to the First Amendment” at the end thereof.

(f) Subclause (2) of clause (x) of the second sentence of Section 2.23(a) of the Credit Agreement is hereby amended by inserting the words “(which, for the avoidance of doubt, shall not include the 2013 First Lien Incremental Term Loans)” immediately following “the First Lien Dollar Basket prior to such time” at the end thereof.

(g) Subclause (3) of clause (x) of the second sentence of Section 2.23(a) of the Credit Agreement is hereby amended by inserting the words “(other than the 2013 Second Lien Incremental Term Loans)” immediately following “prior to such time pursuant to this Section 2.23” at the end thereof.

(h) Section 5.14 of the Credit Agreement is hereby amended by replacing the reference to “Closing Date” therein with “First Amendment Effective Date”.

(i) Each of Section 6.2(q) and Section 6.3(o)(iii) of the Credit Agreement is hereby amended by inserting the word “Holdings,” immediately before the reference to “the Borrower” in each case therein.

(j) Section 6.4(d) of the Credit Agreement is hereby amended by replacing the reference to “Subsidiary Guarantor” in the proviso with “Loan Party”.

(k) Section 6.6(l) of the Credit Agreement is hereby amended by deleting “and” at the end thereof.

(l) Section 6.6 of the Credit Agreement is hereby amended by inserting a new clause (n) at the end thereof as follows:

“(n) the US Borrower and Holdings may declare and make the Special Distribution on or promptly following the First Amendment Effective Date.”

(m) Section 6.7(t)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(ii) the Available Builder Basket at the time of such Investment;”

(n) The first sentence of Section 6.9 of the Credit Agreement is hereby amended by inserting the word “Holdings,” immediately before each of the two references to “the Borrower” therein.

(o) The second sentence of Section 6.9 of the Credit Agreement is hereby amended by inserting the word “Holdings,” in the following places: (x) immediately following the phrase “Notwithstanding the foregoing,” at the beginning thereof, (y) immediately before the reference to “the Borrower” in clause (i) thereof and (z) immediately before the reference to “the Borrower” in clause (k) thereof.

(p) The proviso to Section 6.15 of the Credit Agreement is hereby amended by inserting “Holdings, the Borrower or” immediately before the reference to “any Restricted Subsidiary”.

SECTION 3. Loans.

(a) Subject to the terms and conditions set forth herein and in the Credit Agreement, (i) each Additional Term Lender hereby agrees, severally and not jointly, to make an Additional Term Loan to the Borrower on the Amendment Effective Date in an aggregate principal amount not to exceed the amount set forth opposite its name on Schedule I hereto (it being agreed that the Additional Term Loans made on the Amendment Effective Date shall be funded at 99.50% of the principal amount thereof, and notwithstanding such discount, all calculations hereunder with respect to such Additional Term Loans, including the accrual of interest and the repayment of interest and the repayment or prepayment of principal, shall be based on 100% of the stated principal amount thereof), and (ii) from and after the making of the Additional Term Loans and the application of the proceeds thereof on the Amendment Effective Date, (A) each Additional Term Loan shall be a “Closing Date Loan” and a “Loan”, (B) each person that holds Additional Term Loans from time to time shall be a “Lender”, in each case, for all purposes under the Credit Agreement (as amended hereby) and the other Loan Documents. Without limiting the foregoing, the Borrower hereby unconditionally promises to repay the Closing Date Loans (including the Additional Term Loans) in accordance with the Credit Agreement. Amounts borrowed as Additional Term Loans and subsequently repaid may not be reborrowed.

(b) The proceeds of the Additional Term Loans will be used, together with the proceeds of new first lien term loans (the “Incremental First Lien Term Loans”) incurred on the date hereof pursuant to the Incremental Assumption Agreement and Amendment No. 1 to the First Lien Credit Agreement, dated as of the date hereof (the “First Lien Amendment”), and cash on hand, (i) to fund the Special Distribution, (ii) to prepay certain outstanding Revolving Credit Loans (as defined in the First Lien Credit Agreement) and (iii) to pay fees, costs and expenses incurred by the Borrower in connection with transactions contemplated by this Amendment.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to each of the Lenders, the Administrative Agent and each Issuing Bank that (a) this Amendment has been duly executed and delivered by the Borrower and each other Loan Party, and this Amendment constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against each such applicable Loan Party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law); (b) after giving effect to this Amendment and the making of the Additional Term Loans and the application of the proceeds thereof, each of the representations and warranties made by any Loan Party contained in Article III of the Credit Agreement, as amended hereby, or in any other Loan Document shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that, in each case such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified by materiality or Material Adverse Effect); provided that for purposes of the representations in Section 3.4 of the Credit Agreement, the words “Loan Documents” shall be deemed to include this Amendment and (c) as of the Amendment Effective Date, after giving effect to this Amendment and the making of the Additional Term Loans and the application of the proceeds thereof, no Default or Event of Default shall have occurred and be continuing.

SECTION 5. Amendment Effectiveness. The effectiveness of the amendments to the Credit Agreement contemplated hereby and the obligations of each Additional Term Lender to make any Additional Term Loans hereunder shall be subject to the satisfaction (or waiver by the Required Lenders and each Additional Term Lender), on or prior to December 2, 2013, of the following conditions (the first Business Day on which all conditions are so satisfied or waived and the Additional Term Loans are made, the “Amendment Effective Date”):

(a) the Administrative Agent (or its counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of (A) the Borrower, Holdings and the Subsidiary Guarantors, (B) the Administrative Agent, (C) Royal Bank of Canada, (D) the Required Lenders and (E) each Additional Term Lender;

(b) the Administrative Agent shall have received, on behalf of itself and the Lenders, a written opinion of Gibson, Dunn & Crutcher LLP (A) dated the Amendment Effective Date, (B) addressed to the Administrative Agent and the Lenders, and (C) in form and substance consistent with the opinions delivered by Gibson, Dunn & Crutcher LLP on the Closing Date (other than changes reasonably satisfactory to the Administrative Agent to such opinions resulting from a change in law, change in fact or change to counsel’s form of opinion);

(c) the Administrative Agent shall have received board resolutions and other closing certificates consistent with those delivered on the Closing Date;

(d) the Administrative Agent shall have received a Borrowing Request for the Additional Term Loans in form and substance satisfactory to the Administrative Agent not later than 11:00 a.m., New York City time, two Business Days prior to the Amendment Effective Date;

(e) the First Lien Amendment shall be effective and the Borrower shall have incurred, or substantially contemporaneously with the initial funding of the Additional Term Loans on the Amendment Effective Date shall incur, $95,000,000 in aggregate principal amount of Incremental First Lien Term Loans pursuant to the First Lien Amendment;

(f) the Administrative Agent shall have received a solvency opinion from a nationally-recognized investment bank or valuation firm satisfactory to the Administrative Agent and in form and substance reasonably satisfactory to the Administrative Agent to the effect that Holdings and its Subsidiaries, on a consolidated basis after giving effect to the Additional Term Loans and the application of the proceeds thereof, are Solvent;

(g) the Administrative Agent shall have received payment of (i) all fees and other amounts due and payable on or prior to the Amendment Effective Date pursuant to this Amendment or separately agreed to in writing by the Borrower and the arrangers of the Amendment or required by Section 9.3 of the Credit Agreement or by any other Loan Document, including reimbursement or payment of all reasonable out-of-pocket expenses (including the fees, disbursements and other charges of legal counsel) required to be reimbursed or paid by any Loan Party to the Administrative Agent for which invoices have been presented no later than two Business Days before the Amendment Effective Date and (ii) for the account of each Lender that executes and delivers a counterpart signature page to this Amendment at or prior to 5:00 p.m., New York City time, on November 25, 2013, an amendment fee (the “Amendment Fee”) in an aggregate amount equal to 0.25% of the aggregate principal amount of the Loans (other than, for the avoidance of doubt, the Additional Term Loans) held by such Lender immediately prior to the Amendment Effective Date. The Amendment Fee shall be payable in immediately available funds and, once paid, such fee or any part thereof shall not be refundable;

(h) the Lenders shall have received, no later than five Business Days prior to the Amendment Effective Date, all documentation and other information about the Borrower and the Guarantors as has been reasonably requested with respect to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act of 2001; and

(i) the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer or a senior vice president of the Borrower, certifying that the representations and warranties set forth in Section 4 above are true and correct, and no Default or Event of Default shall exist before or after giving effect to the transactions contemplated hereby, including the application of the proceeds thereof.

The Administrative Agent shall notify the Borrower and the Lenders (including the Additional Term Lenders) of the Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Tax Matters. The Borrower hereby agrees that it will not treat this Amendment as a significant modification (within the meaning of Section 1.1001-3 of the United States Treasury Regulations) of the Closing Date Loans made on the Closing Date.

SECTION 7. Amendment to the Intercreditor Agreement. Each Lender party hereto agrees that the Administrative Agent shall be permitted to amend the Intercreditor Agreement, and hereby authorizes such amendment to be made, to increase the Maximum First Lien Amount (as defined thereunder) to include the Additional Term Loans (as defined under the First Lien Amendment) incurred under the First Lien Amendment on the date hereof by adding the following at the end thereof: “, plus (e) the aggregate principal amount of all 2013 First Lien Incremental Term Loans (as defined in the First Lien Credit Agreement)”.

SECTION 8. Reaffirmation of Guarantee and Security. The Borrower and each other Loan Party, by its signature below, hereby (a) agrees that, notwithstanding the effectiveness of this Amendment, the Security Documents continue to be in full force and effect and (b) affirms and confirms its guarantee of the Obligations (after giving effect to this Amendment) and the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations (after giving effect to this Amendment), all as provided in the Security Documents as originally executed, and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Credit Agreement (after giving effect to this Amendment) and the other Loan Documents, including the Additional Term Loans.

SECTION 9. Real Estate Collateral. The Borrower and Holdings shall, and shall cause the Subsidiaries to, deliver to the Administrative Agent as soon as practicable and in any event no later than 90 Business Day after the Amendment Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), with respect to each Mortgaged Property (a) a datedown endorsement in respect of mortgagee’s title policy in respect of such Mortgaged Property insuring that the Mortgage remains a first priority lien on the Mortgaged Property, subject only to Liens permitted by Section 6.3 of the Credit Agreement, and otherwise in form and substance reasonably satisfactory to the Administrative Agent and (b) all other deliverables relating thereto that comply with the requirements set forth in Section 5.9(b)(iv) of the Credit Agreement. All of the actions referenced above shall be taken, and documents referenced above shall be delivered, at the sole expense of the Borrower, including any recording charges, taxes, or other associated costs related thereto.

SECTION 10. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Amendment Effective Date, any reference to the Credit Agreement in any Loan Document, and the terms “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof”, “hereby” and words of similar import in the Credit Agreement, shall, unless the context otherwise requires, mean the Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” and an “Incremental Facility Amendment” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Credit Agreement or discharge or release the Lien of any Loan Document or any other security therefor or any guarantee thereof, and the Liens and security interests in favor of the Administrative Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. The changes to the definition of “Applicable Margin” effective pursuant to this Amendment shall apply and be effective on and after the Amendment Effective Date. The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement shall apply and be effective for the period ending on, but not including, the Amendment Effective Date.

SECTION 11. Acknowledgement and Consent. Each Loan Party hereby acknowledges that it has read this Amendment and consents to the terms hereof. Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment and the transactions contemplated thereby.

SECTION 12. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission, “.pdf” or similar electronic format shall be as effective as delivery of a manually signed counterpart of this Amendment.

SECTION 13. Governing Law; Jurisdiction; Etc. The provisions of Sections 9.9 and 9.10 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 14. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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SCHEDULE I

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

CONTINENTAL BUILDING PRODUCTS LLC

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

LSF8 GYPSUM HOLDINGS COMPANY, LLC

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

CONTINENTAL BUILDING PRODUCTS CANADA INC.

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

CONTINENTAL PALATKA, LLC

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

CONTINENTAL BUCHANAN, LLC

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

CONTINENTAL SILVER GROCE, LLC

By:	/s/ Timothy A. Power
	Name:	Timothy A. Power
	Title:	Senior Vice President and General Counsel

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Lender,

By	/s/ John D. Toronto
	Name:	John D. Toronto
	Title:	Authorized Signatory

By	/s/ Whitney Gaston
	Name:	Whitney Gaston
	Title:	Authorized Signatory

ROYAL BANK OF CANADA

By	/s/ Ian C. Blaker
	Name:	Ian C. Blaker
	Title:	Authorized Signatory

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